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                                                                   Exhibit 10(r)

                              UNITED RENTALS, INC.
                             SUBSCRIPTION AGREEMENT

United Rentals, Inc.
Four Greenwich Office Park
Greenwich, Connecticut  06830
Gentlemen:

1. SUBSCRIPTION. The undersigned hereby subscribes for and agrees to purchase 100,000 shares of Common Stock, par value $0.01 per share (the "Shares"), of United Rentals, Inc. (the "Company"), a Delaware corporation, for a purchase price of $10.00 per Share, on the terms and conditions described herein. The undersigned tenders herewith a $1,000,000 check payable to the order of United Rentals, Inc.

2.  RESTRICTIONS ON TRANSFER AND RESALE

     (a) The undersigned agrees that until the first anniversary of the date on which the Shares are originally issued to the undersigned pursuant to this Agreement, the undersigned shall not, directly or indirectly, sell, offer to sell, contract to sell, grant any option to purchase, or otherwise transfer or dispose of (collectively, "Transfer") any Shares purchased pursuant to this Agreement without the prior written consent of the Company (which may be withheld at its discretion and may be offered to some stockholders and not to others). For purposes of this Agreement, a Transfer of Shares will be deemed to include any transaction involving the sale or purchase of common stock of the Company or contracts relating to the purchase or sale thereof (such as "shorting against the box" or hedging or using derivative instruments) that is intended to eliminate or reduce the market risk of owning the Shares purchased by the undersigned pursuant to this Agreement.

     (b) The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") or any state or foreign securities laws. Within 13 months following the closing of an initial public offering, the Company will file a registration statement, in accordance with the Act, registering the resale of the Shares and will use its best efforts to cause such registration statement to become effective, and the Shares to be qualified under the laws of such States as the undersigned requests, as soon as practicable thereafter. The Company shall take all actions necessary to keep such registration and qualification effective until the undersigned has sold all of the Shares or until such registration and qualification shall no longer be necessary for the public sale of the Shares in a single transaction. All registration expenses incurred in connection with the registration of Shares pursuant to this Agreement shall be borne by the Company. The transfer restrictions described above will continue in effect until the first anniversary referenced above notwithstanding any such registration. The Company has no other obligation to register the Shares, or to assist in complying with any exemption from registration. Without limiting the restrictions provided for in Section 2(a) hereof, the undersigned agrees not to Transfer any Shares in the absence of an effective registration statement under the Act or an opinion of counsel satisfactory to the Company that such Transfer does not require such registration under the Act and will not be in violation of applicable state securities laws.

     (c) The restrictions on Transfer and the registration rights with respect to the Shares provided for in this Section 2 shall apply to any securities issued in respect of the Shares (by way of stock split, dividend or otherwise).

3.  GENERAL REPRESENTATIONS AND WARRANTIES AND COVENANTS

The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

     (a) The undersigned is acquiring the Shares for the undersigned's own account, for investment purposes only, and not with a view to or for or in connection with the resale, public distribution or fractionalization thereof, in whole or in part.

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     (b)  The undersigned meets the standards of an "Accredited Investor" set forth under Rule 501(a) of Regulation D under the Act and has such knowledge and experience in financial and business matters that the undersigned with the assistance of the undersigned's representatives and/or advisors, is capable of evaluating the merits and risks of an investment in the Shares. The undersigned will promptly notify the Company in the event that prior to the issuance of the Shares to the undersigned the foregoing representation ceases to be accurate.

     (c)  The undersigned:

          (i) has received and carefully read the Company's registration statement on Form S-1 (the "Registration Statement"), has been advised that the Registration Statement has not been declared effective, understands and has evaluated the risks of a purchase of the Shares, including the risks set forth in the Registration Statement, and has relied solely (except as indicated in subparagraphs (ii) and (iii) below) on the information contained in the Registration Statement;

          (ii) has been given the opportunity to ask questions of, and receive answers from, the Company concerning the Company and the Offering and other matters pertaining to this investment, and to obtain any additional information necessary to verify the accuracy of the information contained in the Registration Statement or otherwise provided, and has not been furnished any other offering literature or prospectus except as mentioned herein or in the Registration Statement;

         (iii) has been furnished with all additional documents and information requested by the undersigned; and

          (iv) has determined that the Shares are a suitable investment and that at this time the undersigned could bear a complete loss of the investment.

     (d) The certificates representing the Shares will bear a legend in substantially the following form:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be offered, sold, transferred, or otherwise disposed of except pursuant to an effective registration statement under that Act and under any applicable state securities laws unless prior to such disposition the issuer is furnished with an opinion of counsel, in form and substance satisfactory to the issuer, that the proposed transaction will be exempt from such registration. The shares are subject to additional restrictions on transfer contained in a Subscription Agreement dated November 14, 1997, between the issuer and the holder."

     (e) If the undersigned is a corporation, partnership, trust or other entity, it (i) is authorized and qualified to become a shareholder in, and authorized to make its investment in, the Company, and the person signing this Agreement on behalf of such entity has been duly authorized to do so, and (ii) was not formed for the specific purpose of investing in the Company nor did or will the shareholders, partners or grantors, as the case may be, of the undersigned entity contribute additional capital for the specific purpose of purchasing the Shares.

     (f) No representations not contained in the Registration Statement or this Agreement have been made to the undersigned by the Company or any officer, employee, agent or affiliate thereof.

4.  MISCELLANEOUS

     (a) Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or

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          termination is sought.

     (b) Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (i) deposited, postage prepaid, in the United States mail, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (ii) delivered personally at such address (against receipt).

     (c) Except as otherwise provided herein, this Agreement shall bind and benefit the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

     (d) This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

     (e) This Agreement is not transferable or assignable by the undersigned; provided, however, that the undersigned may transfer or assign its registration rights under this Agreement by will or laws of intestate succession to any person or entity who acquires Shares as a result of a transfer otherwise permitted under this Agreement.

     (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such state. The federal and state courts sitting in Delaware shall have exclusive jurisdiction over all matters relating to this Agreement. Trial by jury is expressly waived.

     (g) All pronouns herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

     (h) This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

5.  OTHER.

     (a) The Company represents and warrants that (i) it is duly organized and in good standing, (ii) it has taken all corporate action necessary for the authorization, execution, delivery and performance of this Agreement, and (iii) upon payment of the purchase price for the Shares, the Shares will be duly and validly issued, fully paid and nonassessable.

     (b) In the event of the registration of the Shares under the Act pursuant to this Agreement, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the undersigned, against any and all losses, claims, damages or liabilities, joint or several, and expenses to which the undersigned may become subject under the Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Shares were registered under the Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the undersigned for any legal or any other expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such

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          registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by the undersigned expressly for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the undersigned.

     (c) In the event of the registration of the Shares under the Act pursuant to this Agreement, the undersigned will, and he hereby does, indemnify and hold harmless, to the extent permitted by law, the Company, its directors and officers and each other person, if any, who controls the Company within the meaning of the Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses to which the Company, any such director or officer or any such controlling person may become subject under the Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage, liability (or action or proceeding in respect thereof) or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by the undersigned expressly for use in the preparation thereof; and the undersigned will reimburse the Company and each such director, officer and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the undersigned. In no event shall the liability of the undersigned hereunder exceed the proceeds of sale received by the undersigned in respect of securities sold by the undersigned pursuant to such registration statement.

     (d) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

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                                 SIGNATURE PAGE
                                 --------------
The undersigned has read and executed this Agreement on the 14th day of November, 1997.


X________________________________
  Wayland R. Hicks



Telephone Number: 617-437-6779
Social Security/Tax ID Number(s): ###-##-####
Address:
  Wayland R. Hicks
  163 Marlboro Street, #2
  Boston, MA 02116

Approved and Agreed:
UNITED  RENTALS, INC.


BY ______________________________

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